ADDENDUM TO CONVERTIBLE DEBENTURE AND STOCK SALE AGREEMENT

This Addendum to Convertible Debenture and Stock Sale Agreement ("Addendum") is entered into as of the 31 day of October 2006 by and between Franchise Capital Corporation, a Nevada corporation ("Franchise"), and Golden Gate Investors, Inc., a California corporation ("GGI").

WHEREAS, GGI and Franchise are parties to that certain 7 ½ % Convertible Debenture dated as of June 25, 2004 ("Debenture"); and

WHEREAS, GGI and Franchise are parties to a Stock Sale Agreement; and

WHEREAS, GGI and Franchise were parties to a Warrant to Purchase Common Stock ("Warrant") dated as of June 25, 2004 that was cancelled in December 2004; and

WHEREAS, the parties desire to amend the Debenture in certain respects and cancel the Stock Sale Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Franchise and GGI agree as follows:

1. All terms used herein and not otherwise defined herein shall have the definitions set forth in the Debenture.

2. The number of Common Shares into which the Debenture may be converted is equal to the dollar amount of the Debenture being converted multiplied by eleven, minus the product of the Conversion Price multiplied by ten times the dollar amount of the Debenture being converted, and the entire foregoing result shall be divided by the Conversion Price. The 45 Trading Days period set forth in the December 6, 2004 letter agreement between Franchise and GGI is hereby changed to 20 Trading Days. The last full paragraph of section 3.1(a) of the Debenture, which was deleted in the December 6, 2004 letter agreement, is hereby reinstated.

3. In connection with each $1,000 Principal Amount of Debenture converted, GGI shall purchase an additional 10,000 Franchise Common Shares for a price of $10,000.

4. Except as specifically amended herein, all other terms and conditions of the Debenture shall remain in full force and effect.

IN WITNESS WHEREOF, Franchise and GGI have caused this Addendum to be signed by its duly authorized officers on the date first set forth above.

Franchise Capital Corporation

By: [signature]

Name: STEVEN PEACOCK

Title: PRESIDENT

Golden Gate Investors, Inc.

By: [signature]

Name: TRAVIS W. HUFF

Title: PORTFOLIO MGR.